UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2005

WESTERN WIRELESS
CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

000-28160	91-1638901
(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E. Bellevue, Washington	98006
(Address of Principal Executive Offices)	(Zip Code)

(425) 586-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Forward-Looking Statements
Additional Information and Where to Find It
Participants In Solicitation
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 2.1
EXHIBIT 10.1

Item 1.01    Entry into a Material Definitive Agreement

     On January 9, 2005, Western Wireless Corporation (“Western Wireless” or the “Company”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with ALLTEL Corporation (“ALLTEL”) and Wigeon Acquisition LLC, a direct wholly-owned subsidiary of ALLTEL (“Wigeon”), providing for, among other things, the merger of Western Wireless with and into Wigeon (the “Merger”). In the Merger, each share of Western Wireless Class A Common Stock and Class B Common Stock (collectively, the “Western Wireless Common Stock”) will be exchanged for a combination of 0.535 shares of ALLTEL common stock and $9.25 in cash. In lieu of that combination, Western Wireless shareholders may elect to receive either 0.7 shares of ALLTEL common stock or $40.00 in cash for each share of Western Wireless Common Stock; however, both of those elections will be subject to proration. In aggregate, ALLTEL will issue approximately 60 million shares of ALLTEL common stock and pay approximately $1 billion in cash. ALLTEL will also assume estimated net debt of $1.5 billion.

     Consummation of the Merger is subject to certain conditions, including the approval of the Merger by the holders of Western Wireless Common Stock representing two-thirds of all the votes entitled to be cast thereon and the receipt of regulatory approvals, including the approval of the Federal Communications Commission and the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Concurrently with the execution of the Merger Agreement, John W. Stanton, Chairman, Director and Chief Executive Officer of the Company, and Theresa E. Gillespie, Vice Chairman and a Director of the Company and Mr. Stanton’s spouse, and certain entities controlled by Mr. Stanton and Ms. Gillespie, have entered into a voting agreement (the “Voting Agreement”) with ALLTEL pursuant to which they have agreed, among other things, to vote their shares (i) in favor of the Merger and (ii) against any alternative proposal for the acquisition of the Company by, or a merger or other business combination of the Company with, a third party (an “alternative transaction”). Mr. Stanton and Ms. Gillespie, together with the aforementioned entities controlled by them, beneficially or of record hold an aggregate of approximately 41% of the aggregate voting power of the Western Wireless Common Stock.

     The Merger Agreement contains certain termination rights for each of Western Wireless and ALLTEL and further provides that, in the event of termination of the Merger Agreement under specified circumstances involving an agreement by the Company to enter into an alternative transaction, Western Wireless may be required to pay to ALLTEL a termination fee of $120 million.

     The foregoing descriptions of the Merger Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Voting Agreement, which are filed as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Forward-Looking Statements

     Western Wireless claims the protection of the safe harbor for “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements regarding the Company’s plans, intentions and expectations. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made. Such statements are inherently subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from those expected or implied by the forward-looking statements. These factors include general economic and business conditions nationally, internationally and in the regions and countries in which we operate; demographic changes; technology changes; increased competition; changes in business strategy or development plans; our high leverage and our ability to access capital markets; our ability to attract and retain qualified personnel; existing governmental regulations and changes in, or the failure to comply with, governmental regulations; our ability and the cost of acquiring additional spectrum licenses; and product liability and other claims asserted against us. A more extensive discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s public offering prospectuses and its reports filed with the Securities and Exchange Commission (“SEC”). Given these factors, investors and analysts should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

     In connection with the proposed transaction, Western Wireless intends to file relevant materials with the SEC, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF WESTERN WIRELESS ARE URGED TO READ THE PROXY STATEMENT AND RELATED MATERIALS WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Western Wireless with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to Western Wireless, 3650 131st Avenue S.E., Bellevue, Washington 98006, Attention: Investor Relations.

Participants In Solicitation

     Western Wireless, ALLTEL and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Western Wireless in connection with the merger transaction. Information about the executive officers and directors of Western Wireless and their ownership of Western Wireless common stock is set forth in the proxy statement for Western Wireless’ 2004 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2004. Information about the executive officers and directors of ALLTEL and their ownership of ALLTEL common stock is set forth in the ALLTEL Form 10-K for the year ended December 31, 2003, which was filed with the SEC on March 5, 2004, and the proxy statement for ALLTEL’s 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 3, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of Western Wireless, ALLTEL and their respective executive officers and directors in the merger transaction by reading the Western Wireless proxy statement and the ALLTEL prospectus regarding the merger transaction when it becomes available.

Item 9.01   Financial Statements and Exhibits

(c)      Exhibits

2.1	Agreement and Plan of Merger, dated as of January 9, 2005, among ALLTEL Corporation, Wigeon Acquisition LLC and Western Wireless Corporation.

10.1	Voting Agreement, dated as of January 9 2005, among ALLTEL Corporation and the Shareholders set forth on Schedule A thereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN WIRELESS CORPORATION
(Registrant)

Date: January 12, 2005	By:	/s/ Jeffrey A. Christianson

Jeffrey A. Christianson
Senior Vice President and General Counsel